EXHIBIT 99.2


                            LETTERHEAD OF GENEMAX CORP.


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB for the three-month period ended March 31, 2003 of GeneMax Corp., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Grant R. Atkins, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of of 2002, that:

         1. I, Grant R. Atkins, have reviewed and read this Quarterly Report on Form 10-QSB;

         2. To the best of my knowledge, this Quarterly Report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

         3. To the best of my knowledge, the financial statements and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Quarterly Report;

         4.    I have  disclosed,  based on my most  recent  evaluation,  to the
               Company's   auditors  and  board  of  directors   performing  the
               equivalent functions of an audit committee:

               (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

               (b)  any  fraud,   whether  or  not   material,   that   involves
                    management, or other employees who have a significant role in the Company's internal controls; and

         5. I have indicated in the Quarterly Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                        /s/ GRANT R. ATKINS
                                        ________________________________________
                                        Grant R. Atkins, Chief Financial Officer